UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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3PAR INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3PAR INC.

4209 Technology Drive

Fremont, California 94538

SUPPLEMENT TO PROXY STATEMENT

for the

ANNUAL MEETING OF STOCKHOLDERS

to be held on September 9, 2010

Dear Stockholder:

The following supplements our proxy statement in connection with the 3PAR Inc. 2010 annual meeting of stockholders.

After the filing of our proxy statement on July 29, 2010 (the “2010 Proxy Statement”), it came to our attention that the “Security Ownership of Certain Beneficial Owners and Management” table (the “Beneficial Ownership Table”) that appears on pages 38 through 40 of our 2010 Proxy Statement inadvertently (i) understated the number of shares beneficially owned by each of Randall J. Weigel, one of our Named Executive Officers, and entities affiliated with Mayfield Fund, (ii) excluded the holdings of Jeffrey A. Price, one of our directors, and (iii) understated the percentage of shares beneficially owned by all of our directors and executive officers as a group.

This supplement to the 2010 Proxy Statement includes the corrected Beneficial Ownership Table in its entirety, including renumbered footnotes as a result of the corrections. When reviewing the Beneficial Ownership Table, please refer to this supplement with the corrected information.

Except as amended by this supplement, all information set forth in the 2010 Proxy Statement remains unchanged. Please also note that this supplement does not change the proposals to be acted upon at the 2010 annual meeting of stockholders, which are described in the 2010 Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, as of June 30, 2010, for the following:

•	Each person (or group of affiliated persons) who is known by us to beneficially own 5% of the outstanding shares of our Common Stock;

•	Each of our directors;

•	Each of our Named Executive Officers; and

•	All of our current directors and executive officers as a group.

Except as indicated by footnote, the address of the beneficial owners is c/o 3PAR Inc., 4209 Technology Drive, Fremont, California, 94538. Information related to holders of more than 5% of our Common Stock was obtained from filings with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent (1)
5% Stockholders:
Entities affiliated with Mayfield Fund (2)	6,200,000	9.9%
Entities affiliated with Menlo Ventures (3)	9,371,361	15.0%
Entities affiliated with Worldview Technology Partners (4)	8,382,058	13.4%
FMR LLC (5)	7,643,890	12.2%

Directors and Named Executive Officers:
David C. Scott (6)	2,923,468	4.6%
Adriel G. Lares (7)	316,278	*
Jeffrey A. Price (8)	1,255,922	2.0%
Randall J. Weigel (9)	189,999	*
Russell Walther (10)	55,000	*
Peter Slocum (10)	55,000	*
Michael Clair	—	—
Kevin Fong (11)	51,543	*
Mark A. Jung (12)	64,980	*
Christopher B. Paisley (13)	77,730	*
Michael J. Sheridan (14)	45,313	*
Mark A. Siegel (3)(15)	9,405,737	15.0%
Stephen Smith	—	—
James Wei (4)(15)	8,416,434	13.4%
All directors and executive officers as a group (20 persons) (16)	25,205,274	38.48%

*	Less than 1%
(1)	The number of shares of Common Stock outstanding used in calculating the percentage for each listed person or entity is based on 62,569,252 shares of Common Stock outstanding on June 30, 2010. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days of June 30, 2010, are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.
(2)

Includes 2,992,752 shares held of record by Mayfield XI Qualified, a Delaware limited partnership (“MF XI Q”), 2,606,961 shares held of record by Mayfield IX, a Delaware limited partnership (“MF IX”), 214,259 shares held of record by Mayfield Principals Fund II, a Delaware L.L.C. (“MF PF II”), 186,615 shares held of record by Mayfield XI, a Delaware limited partnership (“MF XI”), 137,208 shares held of record by

Mayfield Associates Fund IV, a Delaware limited partnership (“MF AF IV”) and 62,205 shares held of record by Mayfield Associates Fund VI, a Delaware limited partnership (“MF AF VI”). A. Grant Heidrich, III, William D. Unger, Wendell G. Van Auken, III, Yogen K. Dalal and F. Gibson Myers, Jr. are Managing Members of, and Allen L. Morgan is a Non-Managing Member of Mayfield IX Management, L.L.C., which is the general partner of MF IX and MF AF IV. Yogen K. Dalal, David J. Ladd, Allen L. Morgan, Robert T. Vasan and Janice M. Roberts are Managing Directors of Mayfield XI Management, L.L.C., which is the general partner of MF XI Q, MF XI and MF AF VI and the sole Managing Director of MF PF II. Messrs. Ladd, Morgan and Vasan are limited partners of MF AF IV. The individuals listed herein may be deemed to have shares voting and dispositive power over the shares which are, or may be, deemed to be beneficially owned by MF XI Q, MF IX, MF PF II, MF XI, MF AF IV and MF AF VI, but disclaim such beneficial ownership. Information with respect to the number of shares beneficially owned is based solely on information contained in a Form 4 filed with the SEC by Mayfield Fund on March 1, 2010. The address of the entities affiliated with Mayfield Fund is 2800 Sand Hill Road, Suite 250, Menlo Park, California 94025.

(3)	Includes 8,877,767 shares held of record by Menlo Ventures IX, L.P., 292,965 shares held of record by Menlo Entrepreneurs Fund IX, L.P., 164,055 shares held of record by MMEF IX, L.P., 36,574 shares held of record by Menlo Entrepreneurs Fund IX (A), L.P. Mr. Siegel, a director of 3PAR, H. DuBose Montgomery, John W. Jarve, Douglas C. Carlisle, Sonja H. Perkins, Kenneth H. Calhoun, Arvind Purushotham, Pravin A. Vazirani and Shawn T. Carolan are Managing Members of MV Management IX, L.L.C. which is the General Partner of Menlo Ventures IX, L.P., Menlo Entrepreneurs Fund IX, L.P., Menlo Entrepreneurs Fund IX (A), L.P. and MMEF IX, L.P. The Managing Members exercise voting and investment power over these securities, and disclaim beneficial ownership of the shares which disclaimer does not affect their respective proportionate pecuniary interests therein. The address of the entities affiliated with Menlo Ventures is 3000 Sand Hill Road, Building 4, Suite 100, Menlo Park, California 94025.
(4)	Includes 3,493,387 shares held of record by Worldview Technology Partners II, L.P. (“WTP II”), 3,138,019 shares held of record by Worldview Technology Partners IV, L.P. (“WTP IV”), 1,069,404 shares held of record by Worldview Technology International II, L.P. (“WTI II”), 509,804 shares held of record by Worldview Technology International IV, L.P. (“WTI IV”), 148,289 shares held of record by Worldview Strategic Partners II, L.P. (“WSP II”), 23,155 shares held of record by Worldview Strategic Partners IV, L.P. (“WSP IV”). Mr. Wei, Mike Orsak and Susumu Tanaka are managing members and have certain voting rights in Worldview Equity I, L.L.C. which is the General Partner of Worldview Capital II, L.P., which is the General Partner of WTP II, WTI II and WSP II. Worldview Equity I, L.L.C is also the General Partner of Worldview Capital IV, L.P., which is the General Partner of WTI IV and WSP IV. Messrs. Wei, Orsak and Tanaka may be deemed to have shared voting and dispositive power over the shares which are owned by WTP II, WTP IV, WTI II, WTI IV, WSP II and WSP IV, but disclaim beneficial ownership which disclaimer does not affect their pecuniary interest. Information with respect to the number of shares beneficially owned is based solely on information contained in a Schedule 13G/A filed with the SEC by Worldwide Technology Partners on February 11, 2010. The address of the entities affiliated with Worldview Technology Partners is 2207 Bridgepointe Parkway, Suite 100, San Mateo, California 94404.
(5)	Based solely on Schedule 13G filed on February 10, 2010, FMR LLC was the beneficial owner of 7,643,890 shares of our Common Stock. The address of FMR LLC is 82 Devonshire Street, Boston, MA 02109.
(6)	Consists of 2,185,841 shares held of record by Mr. Scott and his wife as trustees of the David & Leyla Scott Revocable Living Trust dated March 26, 2007, 66,182 shares held of record by the Scott Family Irrevocable Trust dated March 26, 2007, and options to purchase 671,445 shares of Common Stock that are exercisable within 60 days of June 30, 2010, 632,487 of which are vested.
(7)	Consists of 108,779 shares held of record by Mr. Lares and options to purchase 207,499 shares of Common Stock that are exercisable within 60 days of June 30, 2010, 188,593 of which are vested.
(8)	Consists of 887,465 shares held of record by Mr. Price and his wife as trustees of the Price Family Trust UDT dated December 26, 2001, and options to purchase 368,457 shares of Common Stock that an exercisable within 60 days of June 30, 2010, all of which are vested. Excludes an aggregate of 50,000 shares held in trusts for Mr. Price’s children over which Mr. Price has no voting or investment power, and Mr. Price disclaims beneficial ownership of such shares.
(9)	Consists of 3,750 shares held of record by Mr. Weigel and options to purchase 186,249 shares of Common Stock that are exercisable within 60 days of June 30, 2010, 152,395 of which are vested.
(10)	Consists of options to purchase 50,000 shares of Common Stock that are exercisable within 60 days of June 30, 2010 and 5,000 restricted stock units that are issuable upon vesting within 60 days of June 30, 2010.

(11)	Consists of options to purchase 51,543 shares of Common Stock that are exercisable within 60 days of June 30, 2010.
(12)	Consists of options to purchase 64,980 shares of Common Stock that are exercisable within 60 days of June 30, 2010
(13)	Consists of options to purchase 77,730 shares of Common Stock that are exercisable within 60 days of June 30, 2010.
(14)	Consists of options to purchase 45,313 shares of Common Stock that are exercisable within 60 days of June 30, 2010.
(15)	Also includes options to purchase 34,376 shares of Common Stock that are exercisable within 60 days of June 30, 2010.
(16)	Consists of 22,275,630 shares held of record and options to purchase 2,929,644 shares of Common Stock that are exercisable within 60 days of June 30, 2010, 2,764,540 of which are vested.